TRANSAMERICA PROFUND ULTRABEAR VP

Summary Prospectus

May 1, 2010

Class	Initial & Service
& Ticker	Not Applicable

This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at http://www.transamericaseriestrust.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2010, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2009, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The portfolio does not seek to achieve its stated objective over a period of time greater than one day.

The portfolio seeks investment results for a single day only, not for longer periods. This means that the return of the portfolio for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Index for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the portfolio’s return for the period as the return of the benchmark. The portfolio is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The portfolio also is riskier than similarly benchmarked funds that do not use leverage.

The portfolio is part of the insurer’s investment strategy to deliver the return promised by the insurance contracts and is only available as an investment option when certain benefits are selected by the investor. The portfolio is intended to limit the volatility of an investor’s overall portfolio, limit the investor’s downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio’s potential upside. Consistent returns and limits on volatility are intended to reduce the insurer’s cost of providing certain benefits selected by the investor. The portfolio may not perform as intended.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class of Shares
	Initial	Service
Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	11.43%	11.43%
Total annual fund operating expenses	12.28%	12.53%
Expense reduction[a]	11.30%	11.30%
Total annual fund operating expenses after expense reduction	0.98%	1.23%

[a]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.98%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Note: The portfolio does not currently offer Initial Class shares.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$100	$2,497	$4,552	$8,492
Service	$125	$2,534	$4,593	$8,528

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 0% of the average value of the portfolio's portfolio.

Principal Investment Strategies: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the S&P 500 Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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Active Investor – A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

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Concentration – The portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

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Correlation and Compounding – A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the S&P 500 Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the S&P 500 Index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the S&P 500 Index. This effect becomes more pronounced as volatility increases.

Portfolio performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other portfolio expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors—volatility and performance—on portfolio performance. The chart shows estimated portfolio returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the S&P 500 Index; (b) no portfolio expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If portfolio expenses were included, the portfolio’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the portfolio can be expected to return more than twice the inverse performance of the S&P 500 Index; conversely, areas shaded darker represent those scenarios where the portfolio can be expected to return less than twice the inverse performance of the S&P 500 Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50	100%	288.2%	231.6%	88.9	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-981.%

The S&P 500 Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.91%. The S&P 500 Index’s annualized performance for the five year period ended September 30, 2009 is: -1.05%. The S&P 500 Index’s highest one-year volatility rate over the five year period is 42.71%.

Historical S&P 500 Index volatility and performance are not indications of what the S&P 500 Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the portfolio, see “Principal Risks” in the portfolio’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the portfolio’s Statement of Additional Information.

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Counterparty – The portfolio will be subject to the credit risk(that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

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Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

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Early Close/Late Close/Trading Halt – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Equity and Market – The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

•	Inverse Correlation – Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.
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Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

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Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

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Portfolio Turnover – The portfolio's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio's performance.

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Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	ProFund Advisors LLC

Portfolio Managers:

Todd B. Johnson, Lead Portfolio Manager since 2009

Howard S. Rubin, Portfolio Manager since 2009

Robert M. Parker, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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